SBC Medical Accelerates Global Expansion with Strategic Investment and Alliance with a Leading U.S. MedSpa Platform OrangeTwist as Part of Broader Growth Strategy

IRVINE, Calif., Jan.5, 2026 - SBC Medical Group Holdings Incorporated (Nasdaq: SBC) (“SBC Medical” or the “Company”), a global provider of comprehensive consulting and management services to medical corporations and their clinics, today announced the completion of a strategic minority equity investment and the establishment of a structured collaboration framework with OrangeTwist, a leading U.S.-based MedSpa chain, alongside its longstanding institutional shareholders, Hildred Capital and Athyrium Capital. This transaction marks SBC Medical’s formal entry into the United States—a key global market for medical aesthetics—and represents a major milestone in the Company’s broader global expansion strategy. For more details, please refer to the presentation regarding the Transaction available on the Company’s website at https://sbc-holdings.com/en/ir/ir-presentation.

Supporting 258 affiliated clinics worldwide and managing more than six million patient visits annually, SBC Medical has built one of the largest and most sophisticated platforms across a wide range of medical disciplines, continuously integrating this knowledge into a coherent platform strategy. With more than 25 years of history, the Company has developed a scalable operating model, deep clinical expertise, and a strong track record of disciplined growth—foundations that position SBC Medical to execute successfully on its next phase of international expansion.

This investment marks the beginning of SBC Medical’s full-scale strategic expansion in the U.S. market through a committed partnership with OrangeTwist, and both companies will pursue joint operations that leverage cross-border synergies between the U.S. and Asia to support long-term growth opportunities.

Founded in 2015, OrangeTwist specializes in non-invasive aesthetic treatments and currently operates 24 locations across six U.S. states. With strong medical oversight and data-driven clinical operations, the company offers a comprehensive portfolio of injectable, energy-based, and regenerative treatments. Its advanced management system integrating procurement, clinical workflows, and real-time KPI tracking provides operational consistency and supports scalable growth.

Comment from Yoshiyuki Aikawa, CEO of SBC Medical Group Holdings

“OrangeTwist has solidified its leadership in the U.S. market by consistently delivering exceptional quality and outstanding client experiences in non-invasive aesthetic medicine. We look forward to combining their strengths with our expertise and global network to accelerate growth across Asia and beyond.”

Comment from Clint Carnell, Co-founder of OrangeTwist

 “SBC Medical has built one of the most respected and sophisticated aesthetic brands internationally. Their entry into the U.S. through a partnership with OrangeTwist provides a uniquely strong operational foundation and accelerates their ability to scale in one of the largest and fastest-growing aesthetic markets in the world.”

SBC Medical Global Growth Strategy

SBC Medical’s investment in OrangeTwist is the first step in a structured, multi-year roadmap to establish a leading position in the U.S. medical aesthetics and wellness market. The partnership enables both companies to leverage cross-border synergies across clinical protocols, technology adoption, operational efficiency, and commercial strategy.

This partnership signifies the start of SBC Medical’s Phase 1 market entry initiative and lays the groundwork for future phases of scale and market leadership. By integrating a sustainable model focused on personal well-being and high-quality medical outcomes, SBC Medical aims to deliver differentiated value to customers in the U.S. and Asia, while building diversified and resilient revenue streams across geographies.

●Global Expansion Strategy Designed for Sustainable Earnings Growth

SBC Medical views international expansion—particularly in the United States and Southeast Asia—as a central pillar of its long-term value creation strategy. The Company’s global expansion thesis is guided by three core principles

1.Partnering with high-performing regional operators with demonstrated execution capability, strong brand presence, and scalable business models;

2.Deploying SBC Medical’s differentiated operating expertise, including leadership in advanced aesthetic treatments, operational excellence, and clinical safety, to drive performance uplift across partner networks; and

3.Securing first-mover advantages through access to emerging medical technologies, proprietary treatment platforms, and information-sharing mechanisms that support future innovation and margin expansion.

The Company is focused on high-growth categories within health and wellness—including regenerative medicine, aesthetic medicine, and wellness solutions—while also exploring next-generation opportunities in human optimization, longevity science, and Medicine 4.0. SBC Medical continues to evaluate strategic medical technology platforms such as AI-enabled diagnostics, telemedicine capabilities, and patient-experience technologies that align with its long-term growth priorities.

●Three-Phase Global Expansion Roadmap

The OrangeTwist partnership forms part of SBC Medical’s structured global expansion roadmap:

Phase 1: Entry (2025–2026)

Deepen market understanding, build strategic partnerships, and deploy minority investments that create optionality for future expansion.

Phase 2: Scale (2027–2028)

Leverage accumulated market intelligence and SBC Medical’s proven operating model to pursue selective acquisitions and joint ventures capable of accelerating growth and strengthening competitive positioning.

Phase 3: Leadership (2029 onward)

Establish SBC Medical as a leading operator in the United States and other priority international markets, supported by diversified revenue streams, scalable clinical platforms, and technology-driven operating leverage.

SBC Medical believes this disciplined, phased approach—combined with the stability and profitability of its Japan business—positions the Company to deliver sustainable long-term growth, improved earnings quality, and increasing global brand value.

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About SBC Medical Group Holdings Incorporated

SBC Medical Group Holdings Incorporated is a comprehensive medical group operating a wide range of franchise businesses across diverse medical fields, including advanced aesthetic medicine, dermatology, orthopedics, fertility treatment, dentistry, AGA (hair restoration), and ophthalmology. The Company manages a diverse portfolio of clinic brands and is actively expanding its global presence, particularly in the United States and Asia, through both direct operations as well as medical tourism initiatives. In September 2024, the Company was listed on Nasdaq, and in June 2025, it was selected for inclusion in the Russell 3000® Index, a broad benchmark of the U.S. equity market. Guided by its Group Purpose “Contributing to the well-being of people around the world through medical innovation,” SBC Medical Group Holdings Incorporated continues to provide safe, trusted, and high-quality medical services while further strengthening its international reputation for quality and trust in medical care.

For more information, visit https://sbc-holdings.com/

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SBC Medical Group Holdings Incorporated

Hikaru Fukui / Head of IR Department; E-mail: ir@sbc-holdings.com

Akiko Wakiyama / Head of Public Relations; E-mail: pr@sbc.or.jp

ICR LLC (US Time)

Bill Zima / Managing Partner; E-mail: bill.zima@icrinc.com

About OrangeTwist

OrangeTwist is a fast-growing national provider of medically supervised aesthetic and wellness treatments with 24 locations in CA, TX, WA, NV, CO, and NJ. OrangeTwist was co-founded by world-renowned medical director Dr. Grant Stevens, M.D. F.A.C.S. and Clint Carnell, an experienced healthcare services/medical technology executive and former CEO of the HydraFacial Company. The company delivers a curated portfolio of injectable, energy-based, and regenerative treatments through a hospitality-driven experience supported by best-in-class clinicians and strong medical oversight.

For more information, visit www.orangetwist.com.

About Hildred

Hildred is a healthcare-focused private equity firm that seeks opportunities to create value in middle-market companies. The firm specializes in partnering with management teams to help them scale their platforms, generate earnings growth, promote strategic and operational improvements, generate business development, and drive multiple expansion. For more information, visit www.hildred.com and follow the firm on LinkedIn.

About Athyrium

Athyrium is a specialized asset management company formed in 2008 to focus on investment opportunities in the global healthcare sector. Athyrium advises funds with over $4.6 billion in committed capital. The Athyrium team has substantial investment experience across a wide range of asset classes including public equity, private equity, fixed income, royalties, and other structured securities. Athyrium invests across all healthcare verticals including biopharma, medical devices and products, healthcare focused services, and healthcare information technology. For more information, please visit www.athyrium.com.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s strategic investment and alliance with OrangeTwist, product launch plans and strategies; growth in revenue and earnings; and business prospects. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” “targets” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.